Exhibit 77Q (1)(e) - Copies of any new or amended investment advisory contracts

The Form of amended Sub-Advisory Agreement between GuideStone
Capital Management and Marisco Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No.
17 to the Registration Statement on Form N-1A (No. 333-53432)
("PEA 17") filed with the U.S. Securities and Exchange
Commission (the "SEC") on February 29, 2008.

The Form of amended Sub-Advisory Agreement between GuideStone
Capital Management and Genesis Asset Management, LLP is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of amended Sub-Advisory Agreement between GuideStone
Capital Management, Western Asset Management Company is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of amended Sub-Advisory Agreement between GuideStone
Capital Management, Western Asset Management Company Limited is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and AQR Capital Management, LLC is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and Lazard Asset Management LLC is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and McKinley Capital Management, Inc. is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and UBS Global Asset Management (Americas)
Inc. is incorporated herein by reference to PEA 17 filed with the SEC on February 29, 2008.

The Form of new Sub-Advisory Agreement between GuideStone
Capital Management and Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No.
19 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 23, 2008.